Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

AHOY	Newday Ocean Health ETF
listed on NYSE Arca, Inc.
FAIR	Newday Diversity, Equity & Inclusion ETF
(not currently available for purchase)

Supplement dated March 23, 2023

to the Summary Prospectus dated May 2, 2022 for the Newday Ocean Health ETF (“AHOY”),

and the Prospectus and Statement of Additional Information (“SAI”) for AHOY and the Newday Diversity, Equity & Inclusion ETF (“FAIR”),

each dated May 2, 2022, as supplemented

Change in Portfolio Manager

Effective immediately, Gabriel Mass is removed as a portfolio manager of AHOY and FAIR. All references to Mr. Mass are hereby removed from the Summary Prospectus, Prospectus, and SAI.

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Please retain this Supplement with your Prospectus, Summary Prospectus, and SAI for future reference.